UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 4, 2013
US Tungsten Corp.
(Exact name of registrant as specified in its charter)
Nevada	333-151702	77-0721432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
871 Coronado Centre Drive, Suite 200, Henderson, NV 89052
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(702) 940-2323
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Our company commissioned and was provided with a geological report on our Calvert Tungsten Property located in Beaverhead County, Montana. The geological report is hereby being furnished to the Securities Exchange Commission as Exhibit 99.1 to this current report on Form 8-K to satisfy our company's "public disclosure" obligations under Regulation FD of the Securities Exchange Commission.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the geological report is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this current report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements And Exhibits

Exhibit Number	Description
99.1	Geological Report on the Calvert Tungsten Property, Beaverhead County, Montana

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US TUNGSTEN CORP.
/s/ Matthew Markin
Matthew Markin
President and Director

Date:	June 4, 2013

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